OPPENHEIMER GLOBAL GROWTH & INCOME FUND
                                          A MASSACHUSETTS BUSINESS TRUST
                                     Class B Share Certificate (8-1/2" x 11")


I.      FACE OF CERTIFICATE (All text and other matter lies within
                        8-1/4" x 10-3/4" decorative border, 5/16" wide)

                        (upper left corner, box with heading: NUMBER [of shares]

                        (upper right corner)  share certificate no.

                        (upper right box with heading: CLASS B SHARES below cert. no.)

                     (centered
                     below boxes)   OPPENHEIMER GLOBAL GROWTH & INCOME FUND



        (at left)  THIS IS TO CERTIFY THAT       (at right) SEE REVERSE FOR
                                                         CERTAIN DEFINITIONS

                                                         (box with number)
                                                          CUSIP ________

        (at left)       is the owner of

        (centered)     FULLY PAID CLASS B SHARES OF BENEFICIAL INTEREST OF

                   OPPENHEIMER GLOBAL GROWTH & INCOME FUND
                   (hereinafter called the "Fund"), transferable only on the
                    books of the Fund by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of
                   Trust of the Fund to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.


          WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

                (signature                   Dated:  (signature
                 at left of seal)                    at right of seal)

                    /s/ Andrew J. Donohue        /s/ Donald W. Spiro
                        SECRETARY                    PRESIDENT




                                               (centered at bottom)
                                          1-1/2" diameter facsimile seal
                                                   with legend
                                      OPPENHEIMER GLOBAL GROWTH & INCOME FUND
                                                       SEAL
                                                       1990
                                           COMMONWEALTH OF MASSACHUSETTS


(at lower right, printed
 vertically)                          Countersigned
                                      OPPENHEIMER SHAREHOLDER SERVICES
                                      (A DIVISION OF OPPENHEIMER MANAGEMENT
                                       CORPORATION)
                                       Denver (CO)        Transfer Agent

                                                  By ________________________
                                                       Authorized Signature


II.     BACK OF CERTIFICATE (text reads from top to bottom of 11"

dimension)

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                                rights of survivorship and not
                                as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                               (Cust)          (Minor)

                                   UNDER UGMA/UTMA      __________________
                                                          (State)


Additional abbreviations may also be used though not in the above list.

For Value Received ................ hereby sell(s), assign(s), and transfer(s) unto


PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

_______________________________________________________________________
__________________(Please print or type name and address of assignee)

_______________________________________________________________________

________________________________________________Class B Shares of
beneficial interest [capital stock] represented by the within Certificate, and do hereby irrevocably constitute and appoint
___________________________ Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

         Dated: ______________________

         Signed: __________________________

                 ___________________________________
                  (Both must sign if joint owners)

                 Signature(s) __________________________
                             guaranteed       Name of Guarantor
                             by:             _____________________________
                                                  Signature of
                                                  Officer/Title

(text printed              NOTICE: The signature(s) to this assignment must
vertically to right          correspond with the name(s) as written upon the
    of above paragraph) _________________ face of the certificate in every particular _______________________________________ without alteration or enlargement or any change _____________________________ whatever.

(text printed in             Signatures must be guaranteed by a financial
box to left of               institution of the type described in the current
signature(s))                prospectus of the Fund.






PLEASE NOTE: This document contains a watermark           OppenheimerFunds
when viewed at an angle.  It is invalid without this      "four hands"
logotype watermark:

________________________________________________________________________
     THIS SPACE MUST NOT BE COVERED IN ANY WAY